SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 29, 2001

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                     47-0210602
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                    80021
(Address of principal executive offices)                     (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 5.  Other Events

On January 29, 2001, the registrant held a conference entitled "Silicon Economics III: Breaking Away Who Wins + Who Loses + And Why." Attached to this filing as Exhibit 99.1 are the slides presented at that conference. Exhibit 99.1 is hereby incorporated herein by reference as if set forth in full herein. Attached to this filing as Exhibit 99.2 is the press release that the registrant issued in connection with the conference on January 29, 2001. Exhibit 99.2 is hereby incorporated by reference as if set forth in full herein.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

99.1 Slides presented at "Silicon Economics III: Breaking Away Who Wins + Who Loses + And Why" by the registrant on January 29, 2001.

99.2 Press Release dated
January 29, 2001 relating to Silicon Economics III: Breaking Away Who Wins + Who Loses + And Why

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.

January 31, 2001                     By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Vice President